UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington D.C., 20549

Form 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date Of Report (Date Of Earliest Event Reported):  07/16/2004

RELIABILITY INC
(Exact Name of Registrant as Specified in its Charter)

Commission File Number:  0-7092

TX	75-0868913
(State or Other Jurisdiction of	(I.R.S. Employer
Incorporation or Organization)	Identification No.)

P.O. Box 218370
Houston, TX 77218-8370
(Address of Principal Executive Offices, Including Zip Code)

281-492-0550 ext.203
(Registrant’s Telephone Number, Including Area Code)

Items to be Included in this Report

Item 5.    Other events and Regulation FD Disclosure

The following information is being reported under Item 5 of Form 10-K; Press release dated July 16, 2004, by Reliability Incorporated ("the Company") announcing that Nasdaq has approved the listing of the Company's shares on the Nasdaq SmallCap Market.

Signature(s)

Pursuant to the Requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the Undersigned hereunto duly authorized.

RELIABILITY INC

Date: July 16, 2004.	By:	/s/ Carl V. Schmidt
Carl V. Schmidt
Chief Financial Officer, Secretary and Treasurer

Exhibit Index

Exhibit No.	Description
EX-99.1	Press Release dated July 16, 2004